United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2005

Langer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12991	11-2239561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Commack Road, Deer Park, New York		11729-4510
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           Resignation of Director.

On September 1, 2005, Mr. Jonathan R. Foster gave notice of his intention to resign as a member of the Board of Directors of Langer, Inc. (the “Registrant”) effective as of the close of business of the Registrant on September 8, 2005.  Mr. Foster indicated that his desire to resign was the result of his interest to devote more time to other business interests and not the result of any disagreement with the Registrant or the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 8, 2005	Langer, Inc.

	By:	/s/ Joseph P. Ciavarella
Joseph P. Ciavarella, Vice President and Chief Financial Officer